Exhibit 10.24.2

        Amendment to The Travelers Corporation 1988 Stock Incentive
                   Plan, as adopted by The Travelers Inc.

As used in this Amendment, all capitalized terms shall have the meanings assigned to them in the Plan, and the Corporation shall mean the surviving corporation of the merger between Primerica Corporation and The Travelers Corporation.

1. Section 5(h) is hereby amended by adding the following at the end thereof:

     Notwithstanding anything to the contrary in this Section 5, the optionee's employment with the Corporation or its subsidiaries shall not be deemed to be terminated if the employment with the Corporation or any of its subsidiaries ceases by reason of the optionee's engaging in a period of Related Employment in lieu of employment with the Corporation or any of its subsidiaries. For the purposes of this Plan, Related Employment shall mean the employment of an individual by an employer which is neither the Corporation nor a subsidiary of the Corporation provided (i) such employment is undertaken by the individual at the request of the Corporation or a subsidiary of the Corporation, (ii) immediately prior to undertaking such employment, the individual was an officer or employee of the Corporation or a subsidiary of the Corporation, or was engaged in Related Employment as herein defined and (iii) such employment is recognized by the Committee, in its sole discretion, as Related Employment for purposes of this Plan. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of the disability had occurred while the individual was an officer or employee of the Corporation or a subsidiary of the Corporation.

2. Section 7(i) is hereby amended by adding the following at the end thereof:

     Notwithstanding anything to the contrary in this Section 7, the optionee's employment with the Corporation or its subsidiaries shall not be deemed to be terminated if the employment ceases by reason of the optionee's engaging in a period of Related Employment in lieu of employment with the Corporation or any of its subsidiaries.